                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  August 27, 1996


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)


               TEXAS                     0-22258                75-1432205
   (State or other jurisdiction of     (Commission           (I.R.S. Employer
   incorporation or organization)      File Number)       Identification Number)


        8235 DOUGLAS AVENUE,                                      75225
      SUITE 400, DALLAS, TEXAS                                  (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


   The press release dated August 27, 1996 that is filed herewith as Exhibit
20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated August 27, 1996 reporting on resumption of Colombian production.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AVIVA PETROLEUM INC.



Date:  August 27, 1996                   /s/ RONALD SUTTILL
                                         -----------------------------------
                                         Ronald Suttill
                                         President and
                                         Chief Executive Officer
                                         (principal executive officer)

EXHIBITS

Number                      Description of Exhibit
- ------                      ----------------------

**20.1 Press release dated August 27, 1996 reporting on resumption of Colombian production.


- ------------
**  Filed Herewith